Exhibit 99.1

Harmonic Announces Fourth Quarter and Year End 2011 Results

Record Revenue Driven By Growth Across International Regions and in the Broadcast and Media Markets

SAN JOSE, Calif.—January 31, 2012—Harmonic Inc. (NASDAQ: HLIT), a global leader in video infrastructure solutions, today announced its preliminary and unaudited results for the quarter and year ended December 31, 2011. Results for the entire year of 2011 and for the fourth quarter of 2010 include full quarterly contributions from Omneon Inc., which was acquired on September 15, 2010.

Net revenue for the fourth quarter of 2011 was $143.6 million, up 4% from $138.2 million in the fourth quarter of 2010. International sales represented 57% of total revenue for the fourth quarter of 2011. Total bookings in the fourth quarter of 2011 were approximately $142.0 million, up from approximately $134.8 million for the fourth quarter of 2010.

For the full year 2011, GAAP net revenue was $549.3 million, up from $423.3 million for 2010, Pro forma annual revenue, which includes revenue from Omneon and certain deferred revenue excluded in GAAP results for both years, was $551.4 million for 2011, up 8% from $509.0 million for 2010.

The Company reported GAAP net income for the fourth quarter of 2011 of $4.3 million, or $0.04 per diluted share, compared to a net loss of $13.7 million, or ($0.12) per diluted share, for the fourth quarter of 2010. For the full year 2011, GAAP net income was $8.8 million, or $0.08 per diluted share, compared to a net loss of $4.3 million, or ($0.04) per diluted share, for 2010.

Non-GAAP net income for the fourth quarter of 2011 was $14.0 million, or $0.12 per diluted share, up from $12.5 million, or $0.11 per diluted share, for the same period of 2010. For the full year 2011, non-GAAP net income was $47.5 million, or $0.41 per diluted share, up from $36.4 million, or $0.35 per diluted share, for 2010. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Net Income (Loss) Reconciliation” below.

For the fourth quarter of 2011, Harmonic had GAAP gross margins of 47% and GAAP operating margins of 5%, compared to 44% and (2%), respectively, for the same period of 2010. Non-GAAP gross margins and non-GAAP operating margins were 51% and 13%, respectively, for the fourth quarter of 2011, comparable to the fourth quarter of 2010.

As of December 31, 2011, the Company had cash, cash equivalents and short-term investments of $161.8 million, up from $140.9 million as of September 30, 2011 and $120.4 million as of December 31, 2010.

“We delivered record revenue for the fourth quarter and the full year of 2011,” said Patrick Harshman, president and chief executive officer of Harmonic. “During the year, our growth was primarily driven by increased video processing wins across our expanding global customer base, with video processing revenue up 17% and international revenue up 14% on a pro forma basis. Our successful integration of Omneon also extended our business into new markets, driving significant growth in our broadcast and media revenue, up 17% on a pro forma basis.

“We move into 2012 with broad technological and market leadership, and proven expertise in enabling our global customers to produce and deliver compelling new high-definition, on-demand and Internet-based video services. We believe the global proliferation of video content and media outlets, along with increasing demand for higher quality video in every format delivered over bandwidth constrained networks, plays into our core strengths.”

Business Outlook

Harmonic anticipates net revenue to be in the range of $132 million to $142 million for the first quarter of 2012, which is historically the Company’s slowest quarter for the year. GAAP gross margins and operating expenses for the first quarter of 2012 are expected to be in the range of 45% to 47% and $61 million to $63 million, respectively. Non-GAAP gross margins and operating expenses for the first quarter of 2012, which will exclude charges for stock-based compensation and the amortization of intangibles, are anticipated to be in the range of 50% to 52% and $55 million to $57 million, respectively.

Conference Call Information

Harmonic will host a conference call today to discuss its financial results at 2:00 P.M. Pacific (5:00 P.M. Eastern). A listen-only broadcast of the conference call can be accessed on the Company’s website at www.harmonicinc.com or by calling +1.706.634.9047 (conference identification code 51971320). The replay will be available after 6:00 P.M. Pacific at the same website address or by calling +1.404.537.3406 (conference identification code 51971320).

About Harmonic Inc.

Harmonic Inc. (NASDAQ: HLIT) provides infrastructure that powers the video economy. The company enables content and service providers to efficiently create, prepare, and deliver differentiated video services for television and new media platforms. More information is available at www.harmonicinc.com.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: our final results for the fourth quarter and year ended December 31, 2011; our momentum, broad technological and market leadership and proven expertise, which enables our global customers to produce and deliver compelling new high-definition, on-demand and internet-based services; the global proliferation of video content and media outlets, and increased demand for higher quality video in every format delivered over bandwidth constrained networks, which plays into our core strengths; and net revenue, GAAP gross margins, GAAP operating expenses, non-GAAP gross margins and non-GAAP operating expenses for the first quarter of 2012. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include the possibility, in no particular order, that: the trends toward more high-definition, on-demand and anytime, anywhere video will not continue to develop at its current pace, or at all; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the mix of products and services sold in various geographies and various markets and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite and telco and broadcast and media industries; customer concentration and consolidation; the impact of general economic conditions, including as a result of recent turmoil in the global financial markets, particularly on our European and other international sales and operations; our ability to develop and introduce new and enhanced products and market acceptance of new or existing Harmonic products; losses of one or more key customers; risks associated with Harmonic’s international operations; inventory management; the lack of timely availability of parts or raw materials necessary to produce our products; the impact of increases in the prices of raw materials and oil; the effect of competition; difficulties associated with rapid technological changes in Harmonic’s markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; the effect on Harmonic’s business of natural disasters; and the risks that our international sales and support center will not provide the operational or tax benefits that we anticipate or that its expenses exceed our plans. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2010, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.

EDITOR’S NOTE – Product and company names used herein are trademarks or registered trademarks of their respective owners.

CONTACTS:

Carolyn V. Aver	Michael Newman
Chief Financial Officer	Investor Relations
Harmonic Inc.	StreetConnect
(408) 542-2500	(408) 542-2760

Harmonic Inc.

Condensed Consolidated Balance Sheets

(Unaudited)

	December 31, 2011	December 31, 2010
	(In thousands)
ASSETS
Current assets:
Cash and cash equivalents	$90,983	$96,533
Short-term investments	70,854	23,838
Accounts receivable, net	109,886	101,652
Inventories	70,649	58,065
Deferred income taxes	28,032	39,849
Prepaid expenses and other current assets	21,474	28,614

Total current assets	391,878	348,551

Property and equipment, net	40,469	39,825
Goodwill, intangibles and other assets	301,819	332,010

Total assets	$734,166	$720,386

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$30,537	$26,300
Income taxes payable	2,290	6,791
Deferred revenue	33,095	46,279
Accrued liabilities	46,896	51,283

Total current liabilities	112,818	130,653

Income taxes payable, long-term	47,307	48,883
Deferred income taxes, long-term	655	14,849
Other non-current liabilities	9,070	5,798

Total liabilities	169,850	200,183

Stockholders’ equity:
Common stock	2,433,280	2,397,783
Accumulated deficit	(1,868,089)	(1,876,868)
Accumulated other comprehensive loss	(875)	(712)

Total stockholders’ equity	564,316	520,203

Total liabilities and stockholders’ equity	$734,166	$720,386

Harmonic Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

	Quarter ended December 31,		Year ended December 31,
	2011	2010	2011	2010
	(In thousands, except per share amounts)
Net revenue	$143,630	$138,194	$549,332	$423,344
Cost of revenue	76,760	76,813	294,818	227,943

Gross profit	66,870	61,381	254,514	195,401

Operating expenses:
Research and development	25,283	24,252	102,732	77,197
Selling, general and administrative	32,730	37,232	131,091	108,150
Amortization of intangibles	2,230	2,885	8,918	4,912

Total operating expenses	60,243	64,369	242,741	190,259

Income (loss) from operations	6,627	(2,988)	11,773	5,142

Interest and other income (expense), net	(371)	225	(140)	297

Income (loss) before income taxes	6,256	(2,763)	11,633	5,439

Provision for income taxes	1,929	10,975	2,854	9,774

Net income (loss)	$4,327	$(13,738)	$8,779	$(4,335)

Net income (loss) per share:
Basic	$0.04	$(0.12)	$0.08	$(0.04)

Diluted	$0.04	$(0.12)	$0.08	$(0.04)

Weighted average shares:
Basic	116,123	112,062	115,175	101,487
Diluted	116,664	112,062	116,427	101,487

Harmonic Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Year ended December 31,
	2011	2010
	(In thousands)
Cash flows from operating activities:
Net income (loss)	$8,779	$(4,335)
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of intangibles	30,420	17,425
Depreciation	13,867	9,990
Stock-based compensation	20,913	15,539
Net loss on disposal of fixed assets	671	162
Deferred income taxes	(2,316)	(1,732)
Other non-cash adjustments, net	801	1,529
Changes in assets and liabilities:
Accounts receivable, net	(8,242)	(19,744)
Inventories	(12,652)	(11,979)
Prepaid expenses and other assets	7,924	(5,445)
Accounts payable	4,750	(3,080)
Deferred revenue	(13,470)	5,086
Income taxes payable	(6,843)	11,017
Accrued excess facility costs	(327)	(2,412)
Accrued and other liabilities	902	5,545

Net cash provided by operating activities	45,177	17,566

Cash flows from investing activities:
Purchases of investments	(107,544)	(51,457)
Proceeds from sales and maturities of investments	59,732	144,230
Acquisition of property and equipment	(17,269)	(35,624)
Acquisition of Omneon, net of cash acquired	—	(153,254)
Other acquisitions	(250)	(250)

Net cash used in investing activities	(65,331)	(96,355)

Cash flows from financing activities:
Proceeds from lease financing liability	—	18,833
Proceeds from issuance of common stock, net	12,701	3,859
Excess tax benefits from stock-based compensation	1,955	271

Net cash provided by financing activities	14,656	22,963

Effect of exchange rate changes on cash and cash equivalents	(52)	(118)

Net decrease in cash and cash equivalents	(5,550)	(55,944)
Cash and cash equivalents at beginning of period	96,533	152,477

Cash and cash equivalents at end of period	$90,983	$96,533

Harmonic Inc.

Revenue Information

(Unaudited)

	Quarter ended December 31,				Year ended December 31,
	2011		2010		2011		2010
	(In thousands, except percentages)
Product
Video Processing	$64,314	45%	$63,005	46%	$236,624	43%	$202,898	48%
Production and Playout	25,837	18%	27,699	20%	98,842	18%	32,579	8%
Edge and Access	32,218	22%	30,787	22%	141,880	26%	135,306	32%
Services and Support	21,261	15%	16,703	12%	71,986	13%	52,561	12%

Total	$143,630	100%	$138,194	100%	$549,332	100%	$423,344	100%

Geography
United States	$61,647	43%	$63,194	46%	$244,897	45%	$209,583	50%
International	81,983	57%	75,000	54%	304,435	55%	213,761	50%

Total	$143,630	100%	$138,194	100%	$549,332	100%	$423,344	100%

Market
Cable	$62,526	44%	$65,806	48%	$245,310	45%	$238,000	56%
Satellite and Telco	30,686	21%	28,363	20%	128,005	23%	105,949	25%
Broadcast and Media	50,418	35%	44,025	32%	176,017	32%	79,395	19%

Total	$143,630	100%	$138,194	100%	$549,332	100%	$423,344	100%

Use of Non-GAAP Financial Measures

In establishing operating budgets, managing its business performance, and setting internal measurement targets, the Company excludes a number of items required by GAAP. Management believes that these accounting charges and credits, most of which are non-cash or non-recurring in nature, are not useful in managing its operations and business. Historically, the Company has also publicly presented these supplemental non-GAAP measures in order to assist the investment community to see the Company “through the eyes of management,” and thereby enhance understanding of its operating performance. The non-GAAP measures presented here are gross margins, operating expense, net income and net income per share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements contained in this presentation. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures. These adjustments are excess facilities charges, severance charges, acquisition related costs, discrete tax items and adjustments and non-cash items, such as stock-based compensation expense, amortization of intangibles and the fair value write-up of acquired inventories sold.

Harmonic Inc.

GAAP to Non-GAAP Net Income Reconciliation

(Unaudited)

	Quarter ended December 31,
	2011			2010
	Gross Profit	Operating Expense	Net Income	Gross Profit	Operating Expense	Net Income (Loss)
	(In thousands, except per share amounts)
GAAP	$66,870	$60,243	$4,327	$61,381	$64,369	$(13,738)

Cost of revenue related to stock-based compensation expense	723	—	723	676	—	676
Purchase accounting fair value adjustments related to inventory	—	—	—	2,061	—	2,061
Cost of revenue related to severance costs	—	—	—	63	—	63
Research and development expense related to stock-based compensation expense	—	(1,661)	1,661	—	(1,578)	1,578
Research and development expense related to severance costs	—	—	—	—	(47)	47
Selling, general and administrative expense related to stock-based compensation expense	—	(2,430)	2,430	—	(3,105)	3,105
Selling, general and administrative expense related to excess facility costs and severance costs	—	—	—	—	(3,481)	3,481
Selling, general and administrative expense related to anticipated litigation settlement	—	—	—	—	(863)	863
Acquisition costs related to Omneon	—	—	—	—	(175)	175
Amortization of intangibles	5,423	(2,230)	7,653	5,636	(2,885)	8,521
Discrete tax items and adjustments	—	—	(2,751)	—	—	5,633

Non-GAAP	$73,016	$53,922	$14,043	$69,817	$52,235	$12,465

GAAP net income (loss) per share - basic			$0.04			$(0.12)

GAAP net income (loss) per share - diluted			$0.04			$(0.12)

Non-GAAP net income per share - basic			$0.12			$0.11

Non-GAAP net income per share - diluted			$0.12			$0.11

Shares used in per share calculation - basic			116,123			112,062

Shares used in per share calculation - diluted, GAAP			116,664			112,062

Shares used in per share calculation - diluted, Non-GAAP			116,664			113,670

	Year ended December 31,
	2011			2010
	Gross Profit	Operating Expense	Net Income	Gross Profit	Operating Expense	Net Income (Loss)
	(In thousands, except per share amounts)
GAAP	$254,514	$242,741	$8,779	$195,401	$190,259	$(4,335)

Cost of revenue related to stock-based compensation expense	3,075	—	3,075	2,197	—	2,197
Purchase accounting fair value adjustments related to inventory	—	—	—	2,473	—	2,473
Cost of revenue related to severance costs	—	—	—	63	—	63
Research and development expense related to stock-based compensation expense	—	(6,926)	6,926	—	(5,013)	5,013
Research and development expense related to severance costs	—	—	—	—	(47)	47
Selling, general and administrative expense related to stock-based compensation expense	—	(10,912)	10,912	—	(8,329)	8,329

Selling, general and administrative expense related to excess facility costs, severance costs and other non-recurring expenses	—	(409)	409	—	(4,251)	4,251
Selling, general and administrative expense related to anticipated litigation settlement	—	—	—	—	(863)	863
Acquisition costs related to Omneon	—	—	—	—	(5,867)	5,867
Amortization of intangibles	21,502	(8,918)	30,420	12,513	(4,912)	17,425
Discrete tax items and adjustments	—	—	(12,989)	—	—	(5,816)

Non-GAAP	$279,091	$215,576	$47,532	$212,647	$160,977	$36,377

GAAP net income (loss) per share - basic			$0.08			$(0.04)

GAAP net income (loss) per share - diluted			$0.08			$(0.04)

Non-GAAP net income per share - basic			$0.41			$0.36

Non-GAAP net income per share - diluted			$0.41			$0.35

Shares used in per share calculation - basic			115,175			101,487

Shares used in per share calculation - diluted, GAAP			116,427			101,487

Shares used in per share calculation - diluted, Non-GAAP			116,427			102,512

Harmonic Inc.

Proforma Revenue Information

(Unaudited)

	2010Q1		2010Q2		2010Q3		2010Q4		2010
Product
Video Processing	$38,890	34%	$49,998	39%	$51,005	39%	$63,005	45%	$202,898	40%
Production and Playout	24,828	22%	26,589	21%	26,024	20%	27,699	20%	105,140	21%
Edge and Access	35,544	32%	34,263	27%	34,712	27%	30,787	22%	135,306	26%
Services and Support	13,777	12%	16,623	13%	17,760	14%	17,514	13%	65,674	13%

Total	$113,039	100%	$127,473	100%	$129,501	100%	$139,005	100%	$509,018	100%

Geography
United States	$49,632	44%	$65,456	51%	$62,415	48%	$64,230	46%	$241,733	47%
International	63,407	56%	62,017	49%	67,086	52%	74,775	54%	267,285	53%

Total	$113,039	100%	$127,473	100%	$129,501	100%	$139,005	100%	$509,018	100%

Market
Cable	$56,441	50%	$53,555	42%	$63,419	49%	$65,817	47%	$239,232	47%
Satellite and Telco	25,030	22%	36,218	28%	28,212	22%	28,455	21%	117,915	23%
Broadcast and Media	31,568	28%	37,700	30%	37,870	29%	44,733	32%	151,871	30%

Total	$113,039	100%	$127,473	100%	$129,501	100%	$139,005	100%	$509,018	100%

	2011Q1		2011Q2		2011Q3		2011Q4		2011
Product
Video Processing	$63,758	47%	$51,525	38%	$57,027	41%	$64,314	45%	$236,624	43%
Production and Playout	22,408	17%	25,453	19%	26,619	19%	25,837	18%	100,317	18%
Edge and Access	31,176	23%	40,178	30%	38,308	28%	32,218	22%	141,880	26%
Services and Support	17,566	13%	16,840	13%	16,917	12%	21,261	15%	72,584	13%

Total	$134,908	100%	$133,996	100%	$138,871	100%	$143,630	100%	$551,405	100%

Geography
United States	$60,608	45%	$55,578	41%	$68,718	49%	$61,647	43%	$246,551	45%
International	74,300	55%	78,418	59%	70,153	51%	81,983	57%	304,854	55%

Total	$134,908	100%	$133,996	100%	$138,871	100%	$143,630	100%	$551,405	100%

Market
Cable	$55,950	42%	$64,142	48%	$62,722	45%	$62,526	44%	$245,340	45%
Satellite and Telco	35,388	26%	28,193	21%	33,974	25%	30,686	21%	128,241	23%
Broadcast and Media	43,570	32%	41,661	31%	42,175	30%	50,418	35%	177,824	32%

Total	$134,908	100%	$133,996	100%	$138,871	100%	$143,630	100%	$551,405	100%

Note: Data includes a full quarter proforma revenue for Omneon, including certain deferred revenue excluded in reported results, for the periods prior to 2011Q2.